Exhibit 99.9

Consulting Agreement

This Consulting Agreement (the “Agreement”), dated effective the 4th day of June 2018, (the “Effective Date”) is by and between Cliff L. Emmons, the Company’s Chief Executive Officer, Interim Chief Financial Officer, and director (hereinafter referred to as the “Consultant”), and IIOT-OXYS, Inc., a Nevada corporation (hereinafter referred to as the “Company”).

Recitals:

A.              The Company desires to engage the Consultant to provide consulting services for the Company and for the Consultant to serve as the Company’s Chief Executive Officer, Interim Chief Financial Officer, and director.

B.               The Consultant has significant experience and has agreed to provide the services on the terms and conditions set forth in this Agreement.

Now, therefore, in consideration of the faithful performance of the obligations set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Consultant and the Company hereby agree as follows.

1.                   Engagement. The Company hereby engages the Consultant, and the Consultant hereby accepts the engagement, to provide certain consulting services for the Company subject to and in compliance with the terms and conditions of this Agreement.

2.                   Appointment as Officer and Director. Effective as of June 4, 2018, the Consultant hereby agrees to serve as the Company’s Chief Executive Officer (“CEO”), Interim Chief Financial Officer (“CFO”), and director.

3.                   Term of Service. The Company hereby retains the Consultant for a period of three (3) years beginning as of the Effective Date, which term shall be automatically renewable upon mutual consent of the parties for additional one-year terms as provided herein, unless sooner terminated as provided in Section 8 below (the “Term”). The Term and any extension thereof shall be referred to herein as the “Consulting Period.” Any Services, as defined below, provided hereunder, and any compensation paid prior to the date this Agreement is executed by the parties, but after the Effective Date, shall be included in this Agreement.

4.                   Services to Be Provided. During the Consulting Period the Consultant shall provide the following services to the Company:

a.                   Consulting Services. The Consultant shall provide such services and have such duties, authorities and responsibilities as are consistent with his position as CEO, CFO, and director, and as the Board of Directors may designate from time to time while the Consultant serves as the CEO, CFO, and director of the Company (the “Services”). The Consultant will report directly to the Board of Directors.

b.                   Availability. The Consultant shall perform the Services on an as-needed basis as reasonably requested by the Company from time to time and the Consultant shall make himself reasonably available to perform such Services in a timely manner. The parties shall in good faith develop a schedule of projects to be performed in connection with the Company’s operations with the completion dates for each project.

c.                   Manner of Services Provided. The Consultant agrees that the Services will be rendered in a “workmanlike manner,” consistent with the manner of performance by other consultants providing the same or similar services as being rendered hereunder.

1

5.                   Devotion of Time. During the Consulting Period, the Consultant shall expend adequate working time to perform the Services; shall devote his best efforts, energy and skill to the services of the Company and the development of the Company’s business operations; and shall not take part in activities detrimental to the best interests of the Company. Nothing in this Agreement shall preclude the Consultant during the term of this Agreement from engaging, directly or indirectly, in any business activity which is not competitive with the then existing business of the Company.

6.                   Disclosure of Material Events. The Company shall promptly disclose to the Consultant those events or discoveries which are known and/or reasonably anticipated that, in the judgment of the Company may have a material impact on the Company’s business operations and which may have a material impact on the ability and effectiveness of the Consultant in providing the Services hereunder.

7.                   Compensation. In consideration for Services provided by the Consultant to the Company, the Company shall provide the following compensation to the Consultant:

a.                   Monthly Fees. The Consultant shall receive a monthly fee of $15,000 (the “Monthly Fee”) which shall accrue until, either (i) converted, in whole or in part, into shares of Common Stock of the Company pursuant to Section 7(b) hereof; or (ii) the closing (in one or multiple closings) of a capital raise (either in equity or debt securities) by the Company of at least $500,000 (the “$500k Capital Raise”). Upon the occurrence of a $500k Capital Raise, the Consultant shall begin to receive cash $5,000 monthly with the remainder of the Monthly Fee to continue to accrue. Any cash to be paid pursuant to the Monthly Fee shall be payable by the Company no later than 10-days following the end of the month in which the Monthly Fee is earned. Upon the occurrence of a capital raise (either in equity or debt securities) by the Company of at least $2,000,000 (the “$2MM Capital Raise”), the Consultant shall begin to receive the Monthly Fee in cash with none accruing. No later than the one-year anniversary of the occurrence of the $2MM Capital Raise, the Company shall pay all accrued and unpaid Monthly Fees to the Consultant; however, the Company may do so prior to the one-year anniversary.

b.                   Conversion of Accrued and Unpaid Monthly Fees. At any time, the Consultant shall have the right to convert any accrued and unpaid Monthly Fees into shares of Common Stock of the Company (the “Conversion Shares”). The conversion price shall equal 90% multiplied by the Market Price (as defined herein) (representing a discount rate of 10%) (the “Conversion Price”). “Market Price” means the average of the Trading Prices (as defined below) for the shares of Common Stock of the Company during the thirty (30) day period ending on the latest complete trading day prior to the Conversion Date. “Trading Price” and “Trading Prices” means, for any security as of any date, the closing trade price of the Company’s Common Stock on the OTC Pink, OTCQB or applicable trading market as reported by a reliable reporting service (“Reporting Service”) designated by the Consultant or, if the OTC Pink is not the principal trading market for such security, the trading price of such security on the principal securities exchange or trading market where such security is listed or traded or, if no trading price of such security is available in any of the foregoing manners, the average of the trading prices of any market makers for such security that are listed in the “pink sheets” by the National Quotation Bureau, Inc. “Conversion Date” shall mean the date of receipt by the Company of the completed and executed Notice of Conversion, the form of which is attached hereto as Exhibit A.

c.                   Reimbursable Expenses. The Company agrees to reimburse the Consultant for all direct expenses authorized by the Company in writing incurred during the Term of this Agreement. The Consultant shall submit invoices for such expenses and shall provide such supporting information and documentation as the Company may reasonably request in accordance with Company policy and the requirements of the Internal Revenue Code. The Company shall pay such invoices within fifteen (15) days of receipt.

d.                   Equity Compensation. Beginning on the Effective Date, the Consultant shall be eligible to participate in the Company’s 2019 Stock Incentive Plan through the award of an aggregate of 3,060,000 shares of the Company’s Common Stock (the “Shares”) which shall vest as follows:

(i)	560,000 Shares on the first anniversary of the Effective Date;
(ii)	1,000,000 Shares on the second anniversary of the Effective Date; and
(iii)	1,500,000 Shares on the third anniversary of the Effective Date.

2

In the event that the Agreement is terminated by either Party pursuant to the terms of the Agreement, all unvested Shares which have been earned shall vest on a pro-rata basis as of the effective date of the termination of the Agreement and all unearned, unvested Shares shall be terminated. Shares are only earned as long as the Agreement is in effect and no Shares shall be earned after the effective date of the termination of the Agreement.

e.                   Acceleration of Vesting. Unless unvested Shares have earlier terminated pursuant to Section 8 of the Agreement, vesting of all unvested Shares shall be accelerated so that all unvested Shares shall become one hundred percent (100%) vested in the Consultant upon a Change of Control. For purposes of this Agreement, the term Change of Control shall mean (i) the sale of all or substantially all of the assets of the Company, (ii) the sale of more than fifty percent (50%) of the outstanding common stock of the Company in a non-public sale, (iii) the dissolution or liquidation of the Company, or (iv) any merger, share exchange, consolidation or other reorganization or business combination of the Company if immediately after such transaction either (A) persons who were directors of the Company immediately prior to such transaction do not constitute at least a majority of the directors of the surviving entity, or (B) persons who hold a majority of the voting capital stock of the surviving entity are not persons who held a majority of the voting capital stock of the Company immediately prior to such transaction.

f.                    Vesting Upon Listing. In addition to the acceleration of vesting in the event of a Change of Control, unless unvested Shares have earlier terminated pursuant to Section 8 of the Agreement, vesting of all unvested Shares shall be accelerated so that all unvested Shares shall become one hundred percent (100%) vested in the Consultant upon the listing of the Company's Common Stock on a senior exchange.

8.                   Termination and Extension. The Term shall be sooner terminated or further extended under the following circumstances:

a.                   Termination for Cause. Either party hereto shall be entitled, with or without prior notice, to terminate this Agreement for Cause, in which case no consulting fees or other compensation (other than such fees that have already been earned by the Consultant) shall be payable to the Consultant after such termination. “Cause” means either party’s (i) gross negligence in the performance or non-performance of any material duties hereunder; (ii) commission of any material criminal act or fraud or of any act that affects adversely the reputation of the Company or the Consultant; (iii) habitual neglect of either party’s duties required to perform under this Agreement; (iv) dishonesty; or (v) gross misconduct. Such termination shall not prejudice any other remedy under law or equity of the non-defaulting party and the failure of such party to terminate the Consultant when cause exists shall not constitute the waiver of that party’s right to terminate this Agreement at a later time. Termination under this Section shall be considered “for cause” for purposes of this Agreement.

b.                   Termination by Mutual Consent. The Agreement may be terminated by mutual consent of the parties hereto.

c.                   Extension of Term. The initial Term may be further extended with the express authorization of the Company’s Board of Directors and the Consultant. Any extended term may be terminated at any time at the will of the Board of Directors, with or without cause.

9.                   Confidential Information. The Consultant recognizes and acknowledges that certain information, including, but not limited to, information pertaining to the financial condition of the Company, its systems, methods of doing business, agreements with customers or suppliers, or other aspects of the business of the Company or which are sufficiently secret to derive economic value from not being disclosed (hereinafter “Confidential Information”) may be made available or otherwise come into the possession of the Consultant by reason of this engagement with the Company. Accordingly, the Consultant agrees that no agent, employee, or representative will (either during or after the term of this Agreement) disclose any Confidential Information to any person, firm, corporation, association, or other entity for any reason or purpose whatsoever or make use to its or their personal advantage or to the advantage of any third party, of any Confidential Information, without the prior written consent of the Company. The parties hereto agree that the provisions of this Section shall not apply with respect to any information that the Consultant can document (i) is or becomes (through no improper action or inaction by the Consultant or any affiliate, agent, consultant or employee) generally available to the public, or (ii) was in its possession or known by it without any limitation on use or disclosure prior to the Effective Date. The Consultant shall, upon termination of this engagement, return to the Company, and shall cause his agents, employees, and representatives to return to the Company, all documents which reflect Confidential Information (including copies thereof). Notwithstanding anything heretofore stated in this paragraph, the Consultant’s obligations under this Agreement shall not, after termination of Consultant’s engagement with the Company, apply to information which has become generally available to the public without any action or omission of the Consultant (except that any Confidential Information which is disclosed to any third party by an employee or representative of the Company who is authorized to make such disclosure shall be deemed to remain confidential and protectable under this provision).

3

10.               Trading Practices. So long as the Consultant is in possession of any material non-public information of the Company, the Consultant shall not, directly or indirectly engage in the purchase or sale the common stock of the Company. During the Term of this Agreement, and for a period of one year after the termination of this Agreement, the Consultant shall not, directly or indirectly, engage in any short selling activities of the common stock of the Company.

11.               Independent Contractor. The Consultant agrees that in performing this Agreement, it is acting as an independent contractor and not as an employee, representative, or agent of the Company and shall provide all facilities and equipment necessary to fulfill its obligations hereunder. As an independent contractor, the Consultant shall make no representation as an agent or employee of the Company, shall have no authority to bind the Company or incur other obligations on behalf of the Company, and shall not be eligible for any benefits which the Company may provide to its employees. Likewise, the Company shall have no authority to bind or incur obligations on behalf of the Consultant. All persons hired or retained by Consultant to perform this Agreement, including, but not limited to, its employees, representatives, and agents, shall be employees or contractors of the Consultant and shall not be construed as employees or agents of the Company in any respect. The Consultant shall be responsible for all taxes, insurance and other costs and payments legally required to be withheld or provided in connection with Consultant’s performance of this Agreement, including without limitation, all withholding taxes, worker’s compensation insurance, and similar costs. The Consultant shall abide by all laws, rules, and regulations pertaining to the Services to be provided hereunder.

12.               Miscellaneous Provisions.

a.       Notice. All notices required or permitted hereunder shall be in writing and shall be deemed effective: (i) upon personal delivery; (ii) in the case of delivery by mail within the continental United States, on the fourth (4th) business day after such notice or other communication shall have been deposited in the mail, postage prepaid, return receipt requested; (iii) when sent by either facsimile or email at the applicable facsimile number or email address set forth below upon confirmation of transmission or receipt of mailing; or (iv) in the case of delivery by internationally recognized overnight delivery service, when received, addressed as follows:

If to the Company to:

IIOT-OXYS, Inc.

705 Cambridge St.

Cambridge, MA 02141

Attn: Karen McNemar, COO

If to the Consultant, to:

Cliff L. Emmons

24 Freedom Trail

Dennis, MA 02638

or to such other address or addresses as either party shall designate to the other in writing from time to time by like notice.

b.       Attorneys’ Fees. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties will be entitled to recover reasonable attorneys’ fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or he may be entitled.

4

c.       Additional Remedies. The Consultant acknowledges and agrees that, in the event it shall violate any of the restrictions of this Agreement, the Company will be without adequate remedy at law and will therefor be entitled to enforce such restrictions by temporary or permanent injunctive or mandatory relief obtained in an action or may have at law or in equity, and the Consultant hereby consents to the jurisdiction of such court for such purpose, provided that reasonable notice of any proceeding is given, it being understood that such injunction shall be in addition to any remedy which the Company may have at law or otherwise.

d.       Entire Agreement; Modification; Waiver. This Agreement constitutes the entire agreement between or among the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties. No supplement, modification, or amendment of this Agreement will be binding unless executed in writing by all the parties or the applicable parties to be bound by such amendment. No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

e.       Survival of Covenants, Etc. All covenants, representations and warranties made herein shall survive the making of this Agreement and shall continue in full force and effect for a period of two (2) years from the termination date of this Agreement, at the end of which period no claim may be made with respect to any such covenant, representation, or warranty unless such claim shall have been asserted in writing to the indemnifying party during such period.

f.       Assignment. This Agreement, as it relates to the engagement of the Consultant, is a personal contract and the rights and interests of the Consultant hereunder may not be sold, transferred, assigned, pledged or hypothecated, without the prior written consent of the Company, which consent may be withheld for any reason.

g.       Binding on Successors. This Agreement will be binding on, and will inure to the benefit of, the parties to it and their respective successors, and assigns.

h.       Governing Law and Venue. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Massachusetts applicable to contracts made and to be performed in such State, without reference to the choice of law principals thereof, and any and all actions to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction in the State of Massachusetts and in no other place.

i.       Rights Are Cumulative. The rights and remedies granted to the parties hereunder shall be in addition to and cumulative of any other rights or remedies either may have under any document or documents executed in connection herewith or available under applicable law. No delay or failure on the part of a party in the exercise of any power or right shall operate as a waiver thereof nor as an acquiescence in any default nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right.

j.       Severability. If any provision of this Agreement is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the parties that all other provisions of this Agreement be construed to remain fully valid, enforceable, and binding on the parties.

k.       Drafting. This Agreement was drafted with the joint participation of the parties and/or their legal counsel. Any ambiguity contained in this Agreement shall not be construed against any party as the draftsman, but this Agreement shall be construed in accordance with its fair meaning.

l.       Headings. The descriptive headings of the various paragraphs or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

5

m.       Number and Gender. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, the feminine, or the neuter gender shall include the masculine, feminine, and neuter.

n.       Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one instrument. Delivery of an executed counterpart of this Agreement by facsimile or email shall be equally as effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by facsimile or email also shall deliver a manually executed counterpart of this Agreement, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Agreement.

o.       Full Knowledge. By their signatures, the parties acknowledge that they have carefully read and fully understand the terms and conditions of this Agreement, that each party has had the benefit of counsel, or has been advised to obtain counsel, and that each party has freely agreed to be bound by the terms and conditions of this Agreement.

[Signature Page Follows]

6

Signature Page

In Witness Whereof, each of the parties hereto, thereunto duly authorized, has executed this Agreement the respective day and year set forth below.

COMPANY:	IIOT-OXYS, Inc.

Date: February 27, 2019	By: /s/ Karen McNemar
Karen McNemar, COO

CONSULTANT:

Date: February 27, 2019	By: /s/ Clifford L. Emmons
Clifford L. Emmons, an individual

7

EXHIBIT A

NOTICE OF CONVERSION

IIOT-OXYS, Inc.

Re: Conversion of Accrued and Unpaid Monthly Fees

Gentlemen:

The undersigned hereby irrevocably exercises the option to convert $____________________ into shares of common stock of IIOT-OXYS, Inc., in accordance with the terms of this Agreement, and directs that the shares issuable and deliverable upon the conversion be issued in the name of and delivered to the undersigned unless a different name has been indicated below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay any transfer taxes payable with respect thereto.

Date: , 201___

(Signature)

COMPLETE FOR REGISTRATION OF SHARES

(Printed Name)	(Social Security or other identifying number)

(Street Address)

(City, State, and ZIP Code)

8